UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )
  ___________________________________

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PLBY GROUP, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2025
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On March 20, 2025 at 1:00 p.m. Eastern Time, PLBY Group, Inc. (the “Company”) convened a Special Meeting of its Stockholders (the “Special Meeting”). At that time, there were not present or represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Company adjourned the Special Meeting without any business being conducted. The adjourned meeting will reconvene virtually on April 17, 2025 at 1:00 p.m. Eastern Time, to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (“SEC”) on February 4, 2025. The close of business on January 23, 2025 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the reconvened Special Meeting.

Stockholders may cast their votes by visiting http://www.proxyvote.com or by calling 1-800-690-6903 before the reconvened Special Meeting, or going to http://www.virtualshareholdermeeting.com/PLBY2025SM during the reconvened Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action. During the period of the adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals for the Special Meeting.

The Company encourages all stockholders of record as of the close of business on January 23, 2025 who have not yet voted to do so by April 16, 2025 at 11:59 p.m. Eastern Time. Notwithstanding the foregoing, any votes properly received before the close of the adjourned Special Meeting on April 17, 2025 will be accepted. Proxies previously submitted in respect of the Special Meeting will be voted at the adjourned meeting unless properly revoked.

On March 20, 2025, the Company issued a press release announcing the adjournment of the Special Meeting. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Special Meeting to be reconvened on April 17, 2025. The Company previously filed a definitive proxy statement with the SEC on February 4, 2025. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been made available to stockholders who are entitled to vote at the Special Meeting. No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the adjourned Special Meeting. The Company has also engaged InvestorCom, a proxy solicitation firm, to assist with obtaining adequate votes to achieve the required quorum of a majority of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2025	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel & Secretary

Exhibit 99.1

PLBY GROUP ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS

LOS ANGELES, March 20, 2025 (GLOBE NEWSWIRE) -- PLBY Group, Inc. (Nasdaq: PLBY) (the “Company” or “PLBY Group”), a leading pleasure and leisure lifestyle company and owner of Playboy, one of the most recognizable and iconic brands in the world, today announced that its Special Meeting of Stockholders (the “Special Meeting”), held on March 20, 2025 at 1:00 p.m. Eastern Time, was convened and adjourned without any business being conducted, due to lack of the required quorum.

The Special Meeting will reconvene virtually on April 17, 2025 at 1:00 p.m. Eastern Time to provide its stockholders additional time to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 4, 2025. No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. Stockholders will be able to attend the reconvened Special Meeting via a live audio webcast by visiting http://www.virtualshareholdermeeting.com/PLBY2025SM and logging on to the webcast with their 16-digit control number included on their Notice of Internet Availability or their proxy card (if they received a paper copy of the proxy materials) or an email if one was sent to them to obtain their records and to vote.

The record date for determining stockholder eligibility to vote at the Special Meeting will remain the close of business on January 23, 2025. Proxies previously submitted will be voted at the Special Meeting unless properly revoked, and stockholders who have already submitted a proxy or otherwise voted need not take any action. Stockholders may cast their votes by visiting http://www.proxyvote.com or by calling 1-800-690-6903 before the reconvened Special Meeting, or going to http://www.virtualshareholdermeeting.com/PLBY2025SM during the reconvened Special Meeting.

The Company’s Board of Directors unanimously recommends that stockholders vote “FOR” all proposals. In addition, leading independent proxy advisory firms Institutional Shareholder Services Inc. and Glass Lewis issued reports that recommend the stockholders of the Company vote “FOR” all proposals in the Company’s Special Meeting proxy statement. The Company encourages all stockholders of record as of the close of business on January 23, 2025 who have not yet voted to do so by April 16, 2025 at 11:59 p.m. Eastern Time.

Additional information and where to find it:

In connection with the Special Meeting, the Company filed relevant materials with the SEC, including its definitive proxy statement on Schedule 14A (the “Proxy Statement”). This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Special Meeting. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. Stockholders are able to obtain the Company’s filings with the SEC free of charge at the SEC’s website: http://www.sec.gov.

About PLBY Group, Inc.

PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, with products and content available in approximately 180 countries. PLBY Group’s mission—to create a culture where all people can pursue pleasure — builds upon over 70 years of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right. Learn more at http://www.plbygroup.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, commercialization of digital assets, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company’s ability to retain its key employees; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (7) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company’s estimates of cash flows and the fair value of certain of its intangible assets, including goodwill; (8) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (9) changing demand or shopping patterns for the Company’s products and services; (10) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (11) the Company’s ability to comply with the terms of its indebtedness and other obligations; (12) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (13) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact:
Investors: FNK IR – Rob Fink / Matt Chesler, CFA – investors@plbygroup.com
Media: press@plbygroup.com